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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): August 2, 2002
                                (July 19, 2002)


                            KEY ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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
         MARYLAND                      1-8038                          04-2648081
 (State of Incorporation)      (Commission File Number)     (IRS Employer Identification No.)

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                                  6 DESTA DRIVE
                              MIDLAND, TEXAS 79705
                    (Address of Principal Executive Offices)

                                  915/620-0300
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On July 19, 2002, Key Energy Services, Inc., a Maryland corporation ("Key"), issued a press release announcing that it, through its wholly-owned subsidiary Key Merger Sub, Inc., a Texas corporation ("Merger Sub"), acquired Q Services, Inc., a Texas corporation ("QSI"). Prior to its acquisition by Key, QSI was a privately held corporation conducting field production, pressure pumping and other service operations in Louisiana, New Mexico, Oklahoma, Texas and the Gulf of Mexico. QSI will operate as a wholly-owned subsidiary of Key. As consideration for this transaction, Key issued approximately 17.2 million shares of its common stock, par value $0.10 per share, to QSI's shareholders in exchange for their shares of QSI common stock and assumed approximately $75 million of QSI's indebtedness, net of working capital. The aggregate value of the purchase price was approximately $221 million.

      A copy of Key's press release announcing the acquisition is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements

      (b)   Pro Forma Information
            At this time it is impracticable to file the required pro forma financial information. The required pro forma information will be filed by amendment hereto as soon as possible, but not later than sixty (60) days from the date hereof.

      (c)   Exhibits

            2.1*  -     Plan and Agreement of Merger among Key Energy
                        Services, Inc., Key Merger Sub., Inc. and Q Services,
                        Inc. dated as of May 13, 2002.

            2.2   -     First Amendment to Plan and Agreement of Merger among
                        Key Energy Services, Inc., Key Merger Sub, Inc., and Q
                        Services, Inc. dated as of May 30, 2002.

            99.1  -     Press Release dated July 19, 2002

            ------------------------
            * Incorporated by reference from Exhibit 2.1 to the Form 8-K dated May 17, 2002.



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                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.



Date: August 2, 2002                      KEY ENERGY SERVICES, INC.


                                          By:   /s/ FRANCIS D. JOHN, JR.
                                              -------------------------------
                                              Francis D. John, Jr.
                                              Chairman of the Board, President
                                              and Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit No.    Exhibit

2.1*   --      Plan and Agreement of Merger among Key Energy Services, Inc.,
               Key Merger Sub., Inc. and Q Services, Inc. dated as of May 13,
               2002.

2.2    --      First Amendment to Plan and Agreement of Merger among Key
               Energy Services, Inc., Key Merger Sub, Inc. and Q Services, Inc.
               dated as of May 30, 2002.

99.1   --      Press Release dated July 19, 2002

------------------------
* Incorporated by reference from Exhibit 2.1 to a Form 8-K dated May 17, 2002.



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